UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2004

MINN-DAK FARMERS COOPERATIVE
(Exact name of Registrant as specified in its charter)

North Dakota	33-94644	23-7222188
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7525 Red River Road
Wahpeton, North Dakota	58075
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (701) 642-8411

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

[ ]	Pre-commencement communications pursurant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    OTHER EVENTS.

Minn-Dak Farmers Cooperative has announced that the board of directors, following the completion of the 2004 fiscal year audit, has approved the final payment for the 2003 crop of $45.08 per ton of beets harvested (13.918882 cents per pound of sugar). The Board of Directors has also declared and allocated to shareholders of record, for the 2003 crop, non-qualified allocated patronage totaling $5,128,308 or $2.26 per ton of beets harvested.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MINN-DAK FARMERS COOPERATIVE

Dated: October 15, 2004	By	/S/ David H. Roche

David H. Roche
President and Chief Executive Officer